UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

January 31, 2017

Date of Report (Date of earliest event reported)

Encana Corporation

(Exact name of registrant as specified in its charter)

Canada (State or other jurisdiction of incorporation)	1-15226 (Commission File Number)	Not Applicable (IRS Employer Identification No.)

Suite 4400, 500 Centre Street SE, PO Box 2850

Calgary, Alberta, Canada, T2P 2S5

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (403) 645-2000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.	Other Events

Encana Corporation (“Encana”) has fixed March 8, 2017 as the record date for the purpose of determining holders of Encana’s common shares entitled to receive notice of and to vote at an annual meeting of Encana’s shareholders, to be held on Tuesday, May 2, 2017.

The Notice of Meeting and Record Date is attached as Exhibit 99.1 to this Current Report on Form 8- K.

ITEM 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description

Exhibit 99.1	Notice of Meeting and Record Date

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 31, 2017

ENCANA CORPORATION
(Registrant)

By:		/s/ Dawna I. Gibb
	Name:	Dawna I. Gibb
	Title:	Assistant Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit Description

Exhibit 99.1	Notice of Meeting and Record Date